UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported): June 22, 2006

Centennial Communications Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19603	06-1242753
(Commission File Number)	(IRS Employer Identification No.)

3349 Route 138

Wall, New Jersey 07719

(Address of principal executive offices, including zip code)

(732) 556-2200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

On June 22, 2006, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Centennial Communications Corp. (the “Company”) approved the base salary levels and bonus program for fiscal 2007 for its executive officers, including the executive officers that are likely to be listed as “Named Executive Officers” in the Company’s proxy statement for its 2006 annual meeting of stockholders.

Fiscal 2007 Base Salary. The following table sets forth the annual base salary levels for fiscal 2007 for the Named Executive Officers:

Name	Position	Base Salary
Michael J. Small	Chief Executive Officer	$425,000
Thomas J. Fitzpatrick	Executive Vice President, Chief Financial Officer	$325,000
Phillip H. Mayberry	President — U.S. Wireless Operations	$300,000
Carlos Blanco	President — Puerto Rico Operations	$275,000
Thomas R. Cogar	Executive Vice President, Chief Technology Officer — Caribbean Operations	$235,000

Fiscal 2007 Bonus Compensation. Bonus compensation for executive officers, including the Named Executive Officers, is determined by reference to a formula that ties a target bonus objective to the achievement of certain pre-defined financial benchmarks. The financial benchmarks established by the Committee are revenue and adjusted operating income, but vary slightly with respect to certain executive officers that perform services directly for one of the Company’s individual business units. Under this formula, the Company’s executive officers’ actual bonus amounts could be greater or less than the target bonus based on the Company’s actual financial performance. In addition, an executive officers’ individual bonus award may be adjusted up or down by up to 15% based on the achievement of certain personal objectives. The maximum bonus for any executive officer is 250% of target. The following table sets forth the target bonuses for fiscal 2007 for the Named Executive Officers:

Name	Position	Target Bonus
Michael J. Small	Chief Executive Officer	$500,000
Thomas J. Fitzpatrick	Executive Vice President, Chief Financial Officer	$250,000
Phillip H. Mayberry	President — U.S. Wireless Operations	$250,000
Carlos Blanco	President — Puerto Rico Operations	$225,000
Thomas R. Cogar	Executive Vice President, Chief Technology Officer — Caribbean Operations	$125,000

In addition to the bonuses described above, Messrs. Small, Fitzpatrick, Mayberry and Blanco will be eligible to receive additional bonuses of up to $700,000, $500,000, $300,000 and $300,000, respectively, in the event that the Company records adjusted operating income above certain pre-defined levels.

The Company will provide additional information with regard to compensation of its Named Executive Officers in the proxy statement for its 2006 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL COMMUNICATIONS CORP.
Date: June 26, 2006	By: /s/ Tony L. Wolk Tony L. Wolk Senior Vice President, General Counsel